FINANCIAL RISK MANAGEMENT (Tables)	12 Months Ended
Dec. 31, 2020
FINANCIAL RISK MANAGEMENT
Schedule of Company's financial assets and liabilities measured at fair value on a recurring basis by level within the fair value hierarchy

	As at December 31, 2020			As at December 31, 2019
	Level 1	Level 2	Level 3	Level 1	Level 2	Level 3
Common shares	$18,190	$—	$—	$7,006	$—	$—
Warrants	—	48	—	—	142	—
Convertible debenture	—	—	1,000	—	—	—
Total	$18,190	$48	$1,000	$7,006	$142	$—